UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2007

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-294-0607
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information disclosed in Item 7.01 of this Current Report on Form 8-K is furnished and incorporated by reference in this Item 2.02.  The financial information referred to therein is furnished as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, and Exhibit 99.4 to this report and incorporated by reference in this Item 2.02.

ITEM 7.01             REGULATION FD DISCLOSURE

On June 7, 2007, the board of directors of Tyco International Ltd. (“Tyco International”) authorized the divestiture of its Power Systems business and delegated to the chief executive officer of Tyco Electronics Ltd. (“Tyco Electronics”) the authority to determine whether to proceed with the divestiture of the Power Systems business.  Subsequent to the separation of Tyco Electronics from Tyco International on June 29, 2007, the Power Systems business was held by Tyco Electronics and the Tyco Electronics board of directors re-authorized the divestiture.  At that time, the Power Systems business met the held for sale and discontinued operations criteria, and Tyco Electronics reclassified amounts previously reported to reflect this business in discontinued operations in all periods presented.

The financial information furnished with this report and incorporated by reference includes the combined statements of operations, the combined statements of cash flows, and the combined segment results of Tyco Electronics for the fiscal years ended September 29, 2006, September 30, 2005, and September 30, 2004, as well as the combined balance sheets of Tyco Electronics as of September 29, 2006 and September 30, 2005.

The financial information reflects Power Systems as a discontinued operation. This information may not reflect the results of operations that would have resulted had Tyco Electronics been operating as an independent, publicly-traded company during such periods. In addition, it is not necessarily indicative of Tyco Electronics’ future results of operations.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

Exhibit No.	Description

99.1	Combined Statements of Operations of Tyco Electronics Ltd. for the fiscal years ended September 29, 2006, September 30, 2005, and September 30, 2004

99.2	Combined Balance Sheets of Tyco Electronics Ltd. as of September 29, 2006 and September 30, 2005

99.3	Combined Statements of Cash Flows of Tyco Electronics Ltd. for the fiscal years ended September 29, 2006, September 30, 2005, and September 30, 2004

99.4	Combined Segment Results of Tyco Electronics Ltd. for the fiscal years ended September 29, 2006, September 30, 2005, and September 30, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TYCO ELECTRONICS LTD.
(Registrant)

By:	/s/ Terrence R. Curtin
Terrence R. Curtin
Executive Vice President and Chief Financial Officer

Date: September 20, 2007